                                                                   Exhibit 25


                    SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                              FORM T-1

                            -------------

                  STATEMENT OF ELIGIBILITY UNDER THE
                   TRUST INDENTURE ACT OF 1939 OF A
               CORPORATION DESIGNATED TO ACT AS TRUSTEE


           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

               STATE STREET BANK AND TRUST COMPANY, N.A.
          (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


              UNITED STATES                                13-3191724
   (JURISDICTION OF INCORPORATION OR                    (I.R.S. EMPLOYER
ORGANIZATION IF NOT A U.S. NATIONAL BANK)              IDENTIFICATION NO.)

               STATE STREET BANK AND TRUST COMPANY, N.A.
                        61 BROADWAY, 15TH FLOOR
                        NEW YORK, NEW YORK 10006
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                             212-612-3000
       (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                         iSTAR FINANCIAL INC.
         (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

              MARYLAND                                96-6881527
   (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)


1114 AVENUE OF THE AMERICAS, 27TH FLOOR                   10036
NEW YORK, NEW YORK                                      (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              DEBT SECURITIES
                      (TITLE OF INDENTURE SECURITIES)


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                                  GENERAL


Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                  Office of the Comptroller of the Currency, Washington, D.C. Federal Deposit Insurance Corporation, Washington, D.C.

         1. Whether it is authorized to exercise corporate trust powers.

                  Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

                  The Obligor is not an affiliate of the trustee or of its parent. State Street Bank and Trust Company.

                  (See Notes)

Item 3. through Item 15.  Not applicable.

Item 16.  List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

                  Items 1 through 5 below were filed with and are incorporated by reference to the Form T-1 in Registration Statement
                  No. 333-53759 filed by Columbus McKinnon Corporation effective July 1, 1996:

                  1. Copy of the articles of association of the trustee.

                  2. Copy of the certificate of authority of the trustee to
                     commence business.

                  3. Copy of the authorization of the trustee to exercise
                     corporate trust powers.

                  4. Copy of the existing by-laws of the trustee.

                  5. The consent of trustee as required by Section 321(b) of the Act.

                  6. Copy of the latest report of condition of the trustee's parent filed pursuant to law or the requirements of its supervising or examining authority filed as Exhibit A.

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                                     NOTES

     In answering any item of this Statement of Eligibility that relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

     The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                     SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized all in the City and State of New York, on the 26th day of January, 2001.

                                       STATE STREET BANK AND TRUST COMPANY, N.A.

                                       By: /s/ Ward A. Spooner
                                          -------------------------------------
                                       NAME:  Ward A. Spooner
                                       TITLE: Vice President



                                  CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by iStar Financial Inc. Debt Securities we hereby consent trial reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       STATE STREET BANK AND TRUST COMPANY

                                       By: /s/ Ward A. Spooner
                                          -------------------------------------
                                       NAME:  Ward A. Spooner
                                       TITLE: Vice President



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                                   EXHIBIT A

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| State Street Bank and Trust Company, |                                     |
| National Association                 |                                     |
| 61 BROADWAY                          |             FFIEC 034               |
| NEW YORK CITY, NY 10006              |  Consolidated Report of Condition   |
| Certificate Number: 24938            |       for September 30, 2000        |
|----------------------------------------------------------------------------|
|        Web Address as of: 11/22/2000 http://www.statestreet.com/           |
|                                                                            |
|          The web address is as provided by the institution.                |
|  Please contact the institution directly with any questions regarding the  |
|                          data or the web address.                          |
|----------------------------------------------------------------------------|
|                          Information Page | Search                         |
|----------------------------------------------------------------------------|


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2000







ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC--BALANCE SHEET

                                      DOLLAR AMOUNTS IN THOUSANDS

ASSETS

1.      CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS
-------------------------------------------------------------------------------
1.a.    Noninterest-bearing balances and currency and coin               16,107
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1.b.    Interest bearing balances                                             0
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2.      SECURITIES:
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2.a.    Held-to-maturity securities (from Schedule RC-B, column A)            0
-------------------------------------------------------------------------------
2.b.    Available-for-sale securities (from Schedule RC-B, column D)         75
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3.      Federal funds sold and securities purchased under agreements
        to resell                                                             0
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4.      LOANS AND LEASE FINANCING RECEIVABLES:
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4.a.    Loans and leases, net of unearned incone (from Schedule RC-C)         0
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4.b.    LESS: Allowance for loan and lease losses                             0
-------------------------------------------------------------------------------
4.c.    LESS: Allocated transfer risk reserve                                 0
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4.d.    Loans and leases, net of unearned income, allowance, and reserve
        (item 4.a minus 4.b and 4.c)                                          0
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5.      Trading assets                                                        0
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6.      Premises and fixed assets (including capitalized leases)            690
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7.      Other real estate owned (from Schedule RC-M)                          0
-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
8.      Investments in unconsolidated subsidiaries and associated companies
        (from Schedule RC-M)                                                  0
-------------------------------------------------------------------------------
9.      Customers' liability to this bank on acceptances outstanding          0
-------------------------------------------------------------------------------
10.     Intangible assets (from Schedule RC-M)                                0
-------------------------------------------------------------------------------
11.     Other assets (from Schedule RC-F)                                 1,419
-------------------------------------------------------------------------------
12.     Total assets (sum of items 1 through 11)                         18,291
-------------------------------------------------------------------------------

LIABILTIES

-------------------------------------------------------------------------------
13.     DEPOSITS:
-------------------------------------------------------------------------------
13.a.   IN DOMESTIC OFFICES (SUM OF TOTALS OF COLUMNS A AND C FROM
        SCHEDULE RC-E)                                                        0
-------------------------------------------------------------------------------
13.a.1  Noninterest-bearing                                                   0
-------------------------------------------------------------------------------
13.a.2. Interest-bearing                                                      0
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13.b.   In foreign offices Edge and Agreement subsidiaries, and IBFs
-------------------------------------------------------------------------------
13.b.1  Noninterest-bearing
-------------------------------------------------------------------------------
13.b.2  Interest-bearing
-------------------------------------------------------------------------------
14.     Federal funds purchased and securities sold under agreements
        to repurchase                                                         0
-------------------------------------------------------------------------------
15.a.   Demand notes issued to the U.S. Treasury                              0
-------------------------------------------------------------------------------
15.b.   Trading liabilities                                                   0
-------------------------------------------------------------------------------
16.     OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND
        OBLIGATIONS UNDER CAPITALIZED LEASES).
-------------------------------------------------------------------------------
16.a.   With a remaining maturity of one year or less                         0
-------------------------------------------------------------------------------
16.b.   With a remaining maturity of more than one year through three years   0
-------------------------------------------------------------------------------
16.c.   With a remaining maturity of more than three years                    0
-------------------------------------------------------------------------------
17.     NOT APPLICABLE
-------------------------------------------------------------------------------
18.     Bank's liability on acceptances executed and outstanding              0
-------------------------------------------------------------------------------
19.     Subordinated notes and debentures                                     0
-------------------------------------------------------------------------------
20.     Other liabilities (from Schedule RC-G)                            6,216
-------------------------------------------------------------------------------
21.     Total liabilities (sum of lines 13 through 20)                    6,216
-------------------------------------------------------------------------------
22.     NOT APPLICABLE
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EQUITY CAPITAL
-------------------------------------------------------------------------------
23.     Perpetual preferred stock and related surplus                         0
-------------------------------------------------------------------------------
24.     Common stock                                                        500
-------------------------------------------------------------------------------
25.     Surplus (exclude all surplus related to preferred stock)          2,000
-------------------------------------------------------------------------------
26.a.   Undivided profits and capital reserves                            9,575
-------------------------------------------------------------------------------
26.b.   Net unrealized holding gains (losses) on available-for-sale
        securities                                                            0
-------------------------------------------------------------------------------
26.c.   Accumulated net gains (losses) on cash flow hedges                    0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
27.     Cumulative foreign currency translation adjustments
-------------------------------------------------------------------------------
28.     Total equity capital (sum of items 23 through 27)                12,075
-------------------------------------------------------------------------------
29.     Total liabilities and equity capital (sum of items 21 and 28)    18,291
-------------------------------------------------------------------------------

MEMORANDUM
-------------------------------------------------------------------------------
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
                                                                         NUMBER
-------------------------------------------------------------------------------
1.      Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of
        auditing work performed for the bank by independent external auditors as of any date during 1999
-------------------------------------------------------------------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors
   (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work